UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2021

FLEXSTEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-5151 (Commission File Number)	42-0442319 (IRS Employer Identification No.)

385 Bell Street, Dubuque, Iowa 52001-0877

(Address of principal executive offices, including zip code)

563-556-7730

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	FLXS	The NASDAQ Stock Market LLC

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2021, the Flexsteel Industries, Inc. (the “Company”) Compensation Committee (“Committee”) approved the terms of certain awards under the Company’s Cash Incentive Plan and Long-Term Incentive Plan. The Committee’s actions are designed to address current economic conditions while ensuring executive compensation plans promote long-term shareholder value creation at an acceptable level of risk.

Under the Cash Incentive Plan, the fiscal year 2022 awards will be based on a single twelve-month performance period, July 1, 2021, to June 30, 2022. Achievement of the established performance objectives will be determined and paid upon the release of fiscal 2022 year-end results.

For awards under the Long-Term Incentive Plan for the three-year period ending June 30, 2022, participants may earn 1/3 of the award in each of the three years based on meeting the performance objectives for that year. The cumulative award payout for all three years is made after the end of the third year. The performance objectives for the third year was to be based on a set of growth rates of the performance objectives over the previous year’s financial results. Because of the adverse impact of the COVID-19 pandemic and continued global supply chain disruptions on the Company’s financial results, the calculation on the performance objective for the third year using the established growth rates in the plan would have resulted in financial goals that were not aligned to long-term shareholder value creation. As a result, performance objectives for the third year of award period ending June 30, 2022, were modified.

Under the Long-Term Incentive Plan for the three-year period ending June 30, 2024, participants may earn the award based on a 3-year cumulative performance objective. Achievement of the performance objective will be paid out at the end of the third year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.

(Registrant)

Date: August 18, 2021	By:	/s/ Derek P. Schmidt
Derek P. Schmidt
Chief Financial Officer and Chief Operating Officer